Provisions	12 Months Ended
Mar. 31, 2020
Text Block [Abstract]
Provisions
23.	Provisions
A rollforward of provisions by major component for the fiscal year ended March 31, 2020, is as follows:

	JPY (millions)
	Product warranty liabilities	Provision for business structure improvement	Asset retirement obligations	Provision for loss on construction contracts and others	Provision for Commercial Disputes and Litigation	Other	Total
Balance as of April 1, 2019	22,349	5,326	3,974	20,665	23,454	7,483	83,251
Increase	15,237	1,521	545	12,313	5,109	4,768	39,493
Decrease (used during the year)	(15,853)	(2,106)	(170)	(11,661)	(9,132)	(1,335)	(40,257)
Decrease (reversed during the year)	(1,734)	—	—	(936)	(410)	(269)	(3,349)
Other	(4,344)	(746)	(7)	(66)	(159)	(2,035)	(7,357)

Balance as of March 31, 2020	15,655	3,995	4,342	20,315	18,862	8,612	71,781

Balance as of April 1, 2019	22,349	5,326	3,974	20,665	23,454	7,483	83,251

Balance as of April 1, 2019—Current	15,501	3,388	209	20,665	15,617	3,068	58,448
Balance as of April 1, 2019— Non-current	6,848	1,938	3,765	—	7,837	4,415	24,803
Balance as of March 31, 2020	15,655	3,995	4,342	20,315	18,862	8,612	71,781

Balance as of March 31, 2020—Current	11,362	2,531	701	20,315	17,616	6,887	59,412
Balance as of March 31, 2020—Non-current	4,293	1,464	3,641	—	1,246	1,725	12,369
Product Warranty Liabilities
The NEC Group sells products that are repaired or exchanged for free of charge within the warranty period after the sale of products or delivery of developed software, based on contracts.
Product warranty liabilities are recognized for individually estimated future warranty costs using the historical ratio of warranty costs to net sales or other relevant factors, considering the additional incremental costs that are expected to be incurred. Most of these costs are expected to be incurred in the following fiscal year and the rest to be incurred within approximately two years after the end of the reporting period.
Provision for Business Structure Improvement
The provision is recognized for the estimated expenses and losses in connection with restructuring activities. Most of this provision is expected to be utilized in the next year and the rest to be utilized within approximately two years from the end of the reporting period.

Asset Retirement Obligations
The provision is made mainly for the expenses in association with scrap, removal and retirement of long-lived assets, and restoring the site based on past experience. These expenses are added to the carrying amount of the related assets. The expenses and discount rate are reviewed every year. Most of these costs are expected to be incurred by 2030.
Provision for Loss on Construction Contracts and Others
A provision is recognized for customized software or construction contracts for which the NEC Group is fulfilling its contract obligations, when it identifies construction contracts for which it is probable, at the end of the reporting period, that it will incur a loss, and the amount of the loss after the reporting period is reasonably estimable. The timing of cash outflows depends on the progress of the project in the future.
Provision for Commercial Disputes and Litigation
A provision is recognized for certain potential commercial claims and disputes as well as pending, threatened or possible legal proceedings and litigation. The timing of cash outflows depends on the progress of cases in the future. The Company’s management has conducted an assessment of the probable outcome of each commercial claim and dispute. Regarding the most significant matter in terms of provision amount, management has decided not to disclose further details of the matter as such disclosure could seriously prejudice the position of the Company with respect thereto. The remaining matters are significantly smaller, a substantial majority of them being disputes in the ordinary course of business regarding alleged breach of contract claims related to product delivery.
Other
A provision is recognized for present obligations other than those included in the above categories.